                               STI CLASSIC FUNDS
                                  TRUST SHARES
                           INTERNATIONAL EQUITY FUND

                        INVESTMENT ADVISOR TO THE FUND:
                          STI CAPITAL MANAGEMENT, N.A.

The STI Classic Funds (the "Trust") is a mutual fund that offers shares in a number of separate investment portfolios. This Prospectus sets forth concisely the information about the Trust Shares of the International Equity Fund (the "Fund"). Investors are advised to read this Prospectus and retain it for future reference.

A Statement of Additional Information relating to the Fund dated the same date as this Prospectus has been filed with the Securities and Exchange Commission and is available without charge through the Distributor, SEI Financial Services Company, 680 East Swedesford Road, Wayne, PA 19087-1658 or by calling 1-800-428-6970. The Statement of Additional Information is incorporated into this Prospectus by reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE TRUST'S SHARES ARE NOT SPONSORED, ENDORSED, OR GUARANTEED BY, AND DO NOT CONSTITUTE OBLIGATIONS OR DEPOSITS OF, THE ADVISORS OR ANY OF THEIR AFFILIATES OR CORRESPONDENTS INCLUDING SUNTRUST BANKS, INC., ARE NOT GUARANTEED OR INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY, AND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

OCTOBER 31, 1995

2

No person has been authorized to give any information or to make any representations not contained in this Prospectus, or in the Statement of Additional Information relating to the Fund incorporated herein by reference, in connection with the offering made by this Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Trust or SEI Financial Services Company (the "Distributor"). This Prospectus does not constitute an offering by the Trust or by the Distributor in any jurisdiction in which such offering may not lawfully be made.

The Trust Shares are offered primarily to financial institutions ("Shareholders"), including SunTrust Banks, Inc. and its affiliates and correspondents, for the investment of funds for which they act in a fiduciary, agency, investment advisory or custodial capacity. Fund shares may not be purchased directly by individuals, although institutions may purchase shares for accounts maintained by individuals.

                               TABLE OF CONTENTS

Expense Summary......................          3
The Trust............................          4
Investment Objective.................          4
Investment Policies and Strategies...          5
General Investment Policies and
 Strategies..........................          6
Investment Risks.....................          6
Investment Limitations...............          8
Performance Information..............          9
General Performance Information......          9
Purchase Of Fund Shares..............          9
Redemption Of Fund Shares............         10
Dividends And Distributions..........         10
Tax Information......................         11
STI Classic Funds Information........         12
Board of Trustees....................         12

Investment Advisor...................         13
Portfolio Manager....................         13
Banking Laws.........................         13
Distribution.........................         14
Administration.......................         14
Transfer Agent and Dividend
 Disbursing Agent....................         15
Custodian............................         15
Legal Counsel........................         15
Independent Public Accountants.......         15
Other Information....................         15
Voting Rights........................         15
Reporting............................         15
Shareholder Inquiries................         15
Description of Permitted
 Investments.........................         15
Appendix.............................        A-1

3

                                EXPENSE SUMMARY
                                  TRUST SHARES

Below is a summary of the annual operating expenses for Trust Shares of the International Equity Fund. A hypothetical example based on the summary is also shown. Actual expenses may vary.

ANNUAL OPERATING EXPENSES
(as a percentage of average net assets)

                                                                                  INTERNATIONAL
                                                                                   EQUITY FUND
-----------------------------------------------------------------------------------------------
Advisory Fees (After Voluntary Reductions)(1)...................................      1.10%
All Other Expenses..............................................................       .36%
-----------------------------------------------------------------------------------------------
Total Operating Expenses (After Voluntary Reductions)(1)........................      1.46%
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------

(1) Absent voluntary reductions, advisory fees, and total operating expenses, expressed as a percentage of average net assets for the Trust Shares of the Fund would be: 1.25% and 1.61%. Fee reductions are voluntary and may be terminated at any time. Additional information may be found under "Investment Advisor" and "Administration." A person that purchases shares through an account with a financial institution may be charged separate fees by the financial institution.

                                                                                  INTERNATIONAL
    EXAMPLE                                                                        EQUITY FUND
-----------------------------------------------------------------------------------------------
An investor would pay the following expenses on a $1,000 investment assuming:
 (1) 5% annual return and (2) redemption at the end of each time period:
    One year....................................................................      $   15
    Three Years.................................................................          46
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------

THE EXAMPLE IS BASED UPON THE TOTAL OPERATING EXPENSES OF THE FUND AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. The purpose of this table is to assist the investor in understanding the various costs and expenses that may be directly or indirectly borne by investors in the Trust. "Other Expenses" for the Fund are based on estimated amounts for the current fiscal year. The information set forth in the foregoing table and example relates only to Trust Shares. The Trust also offers Investor Shares and Flex Shares of the Fund which are subject to the same expenses except for different distribution fees and sales charges and different transfer agent fees.

4

PERFORMANCE INFORMATION FOR PREDECESSOR COLLECTIVE FUND

The International Equity Fund will be the successor to a collective investment fund currently managed by the Advisor. It is anticipated that a substantial portion of the assets of this collective investment fund will be transferred to the Fund on or about December 1, 1995 in connection with the Fund's commencement of operations. Set forth below is certain performance data for the predecessor collective investment fund, which is deemed relevant because the collective investment fund was managed using virtually the same investment objective, policies and restrictions as those used by the Fund. However, the performance data is not necessarily indicative of the future performance of the Fund. It is expected that the Fund initially will be somewhat smaller in asset size than the predecessor collective investment fund. It is anticipated, however, that the Fund will reach the same asset size as the predecessor fund before the end of the Fund's first year of operation and will continue to grow in size thereafter.

The predecessor collective fund did not incur expenses that correspond to the advisory, administrative, and other fees to which the Fund is subject. Accordingly, the following performance information has been adjusted by applying the current total expense ratios for the Fund, which reduced the actual performance of the collective fund. The expense ratio is that set forth under "Annual Operating Expenses" (after giving effect to anticipated waivers and reimbursements).

Total Cumulative Return (adjusted to reflect current Fund expenses, net of voluntary waivers and reimbursements for period ended 9/30/95.)

---------------------------------------------------------------------
                     DATE OF
                    INCEPTION                                SINCE
                     OF FUND      1 MONTH     3 MONTHS     INCEPTION
---------------------------------------------------------------------
International
 Equity
 Collective Fund       2/1/95        4.04%       10.86%       32.53%

THE TRUST

STI CLASSIC FUNDS (the "Trust") is a diversified, open-end management investment company that provides a convenient and economical means of investing in several professionally managed portfolios of securities. The Trust currently offers units of beneficial interest ("shares") in a number of separate Funds. Shareholders may purchase shares in The International Equity Fund (the "Fund") through three separate classes (Trust Shares, Flex Shares and Investor Shares) which provide for variations in distribution and transfer agent fees, voting rights and dividends. Except for differences between classes, each share of the Fund represents an undivided, proportionate interest in the Fund. This Prospectus relates to the Trust Shares of the Fund. The Flex Shares and Investor Shares of the Fund currently are not available for purchase.

INVESTMENT OBJECTIVE

THE INTERNATIONAL EQUITY FUND seeks to provide long term capital appreciation by investing primarily in a diversified portfolio of equity securities of foreign issuers.

There can be no assurance that the Fund will achieve its investment objective.

The investment objective of the Fund is nonfundamental and may be changed without shareholder approval.

5

INVESTMENT POLICIES AND STRATEGIES

INTERNATIONAL EQUITY FUND

The Fund, under normal market conditions will invest at least 65% of its assets in equity securities of foreign issuers consisting of: common and preferred stocks, warrants, options and securities convertible into common stock.

Securities of foreign issuers purchased by the Fund may be purchased in foreign markets, on United States registered exchanges, the over-the-counter market or in the form of sponsored or unsponsored American Depositary Receipts ("ADRs") traded on registered exchanges or NASDAQ, or sponsored or unsponsored European Depositary Receipts ("EDRs").

The Fund may enter into forward foreign currency contracts as a hedge against possible variations in foreign exchange rates. A forward foreign currency contract is a commitment to purchase or sell a specified currency, at a specified future date, at a specified price. The Fund may enter into forward foreign currency contracts to hedge a specific security transaction or to hedge a portfolio position. The Fund also may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage the portfolios exposure to changes in dollar exchange rates.

The Fund expects to be fully invested in the investments described above, but may invest up to 35% of its total assets in bonds and debentures issued by non-U.S. or U.S. companies, securities issued or guaranteed by foreign and U.S. governments and foreign and U.S. commercial paper. The Fund may invest in futures contracts, including stock index futures contracts, and options on futures contracts. The bonds that the Fund may purchase may be rated in any rating category or may be unrated provided that no more than 10% of the Fund's total assets will be rated below BBB by Standard & Poor's Corporation or below Baa by Moody's Investor Service, Inc. or unrated securities of comparable quality (see "Investment Risks -- High Yield -- Lower Rated Bonds"). When investing in bonds, the Fund may seek capital gains by taking advantage of price appreciation caused by interest rate and credit quality changes. The Fund may also purchase shares of closed-end investment companies that invest in the securities of issuers in a single country or region. The Fund is also permitted to acquire floating and variable rate securities, purchase securities on a when-issued basis and purchase illiquid securities.

The Fund will invest in the foreign issues of at least three different countries outside the United States. A foreign issue is one the issuer of which (1) is organized under the laws of a specific country, (2) for which the principal securities trading market is in a specific country or (3) derives a significant proportion (at least 50 percent) of their revenues or profits from goods produced or sold, investments made, or services performed in a specific country or which have at least 50 percent of their assets situated in that country. The Fund will invest primarily in developed countries, (for example Japan, Canada and the United Kingdom). In addition, the Fund may invest in securities of issuers whose principal activities are in countries with emerging markets. The Fund defines an emerging market country as any country the economy and market of which the World Bank or the United Nations considers to be emerging or developing.

The annual portfolio turnover rate for the Fund is not expected to exceed 100%.

6

GENERAL INVESTMENT POLICIES AND STRATEGIES

For temporary defensive purposes during periods when its Advisor determines that market conditions warrant, the Fund may invest up to 100% of its assets in money market instruments consisting of securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, custodial receipts involving U.S. Treasury obligations, repurchase agreements, certificates of deposit, bankers' acceptances, and time deposits issued by banks or savings and loan associations and commercial paper rated in the highest rating category, and may hold a portion of its assets in cash. The Fund may not be pursuing its investment objective when it is engaged in temporary defensive investing. The Fund may also invest in money market instruments for liquidity purposes.

The Fund may invest, subject to its investment objective and policies, in zero coupon obligations. Zero coupon obligations are sold at original issue discount and do not make periodic payments. Zero coupon obligations may be subject to greater fluctuations in value due to interest rate changes.

The Fund may purchase restricted securities, including Rule 144A securities, that the Advisor determines are liquid pursuant to guidelines established by the Trust's Board of Trustees.

In the event that a security owned by the Fund is downgraded below the stated rating categories, the Advisor will review and take appropriate action with regard to the security.

The Fund may borrow money for temporary or emergency purposes in an amount not to exceed one-third of the value of its total assets. The Fund may not purchase additional securities while its outstanding borrowings exceed 5% of its assets.

The Fund's purchase of shares of other investment companies is limited by the Investment Company Act of 1940 and will ordinarily result in an additional layer of charges and expenses.

The Fund may engage in securities lending and will limit such practice to 33 1/3% of its total assets.

It is a non-fundamental policy of the Fund to invest no more than 15% of its net assets in illiquid securities. An illiquid security is a security which cannot be disposed of within seven days in the usual course of business at a price approximating its carrying value.

For additional information regarding permitted investments, see "Description of Permitted Investments" in this Prospectus and in the Statement of Additional Information.

INVESTMENT RISKS

FOREIGN SECURITIES AND FOREIGN CURRENCY CONTRACTS

Investing in the securities of foreign companies and the utilization of forward foreign currency contracts involve special risks and considerations not typically associated with investing in U.S. companies. These risks and considerations include differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investment in foreign countries and potential restrictions of the flow of international capital and currencies. Foreign companies may also be subject to less government regulation than U.S. companies. Moreover, the dividends payable on the foreign securities may be subject to foreign withholding taxes, thus reducing the net amount of income

7

available for distribution to the Fund's Shareholders. Further, foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility. Changes in foreign exchange rates will affect, favorably or unfavorably, the value of those securities which are denominated or quoted in currencies other than the U.S. dollar.

By entering into forward foreign currency contracts, the Fund will seek to protect the value of its investment securities against a decline in the value of a currency. However, these forward foreign currency contracts will not eliminate fluctuations in the underlying prices of the securities. Rather, they simply establish a rate of exchange which one can obtain at some future point in time. Although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, also, they tend to limit any potential gain which might result should the value of such currency increase.

The Fund's investments in emerging markets can be considered speculative, and therefore may offer higher potential for gains and losses than investments in developed markets of the world. With respect to any emerging country, there is the greater potential for nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments (including war) which could affect adversely the economies of such countries or investments in such countries. In addition, it may be difficult to obtain and enforce a judgment in the courts of such countries. The economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. Investment in Eastern European countries and the countries which made up the former Soviet Union may be affected by political decisions that could cause such countries to revert to a prior system of government.

EQUITY SECURITIES

Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. The value of convertible equity securities is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which the Fund invests will cause the net asset value of the Fund to fluctuate.

FIXED INCOME SECURITIES

The market value of the Fund's fixed income investments will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Securities with longer maturities are subject to greater fluctuations in value than securities with shorter maturities. Changes by a nationally recognized statistical rating organization ("NRSRO") in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Changes in the value of the Fund's securities will not affect cash income derived from these securities but will affect the Fund's net asset value.

8

Securities rated BBB by S&P or Baa by Moody's (investment grade bonds) are deemed by these rating services to have speculative characteristics.

Guarantees of the Fund's Securities by the U.S. Government or its agencies or instrumentalities guarantee only the payment of principal and interest on the guaranteed securities, and do not guarantee the securities' yield or value of the yield or value of the Fund's shares.

There is a risk that the current interest rate on floating and variable rate instruments may not accurately reflect existing market interest rates.

HIGH YIELD, LOWER RATED BONDS

The Fund's investments in high yield, lower rated bonds ("junk bonds") involve greater risk of default or price declines than investments in investment grade securities (rated BBB or higher by S&P or Baa or higher by Moody's) due to changes in the issuer's creditworthiness. The market for high risk, high yield securities may be thinner and less active, causing market price volatility and limited liquidity in the secondary market. This may limit the ability of the Fund to sell such securities at their fair market value either to meet redemption requests or in response to changes in the economy or the financial markets. Market prices for high risk, high yield securities may also be affected by investors' perception of credit quality and the outlook for economic growth. Thus, prices for high risk, high yield securities may move independently of interest rates and the overall bond market. In addition, the market for high risk, high yield securities may be adversely affected by legislative and regulatory developments.

INVESTMENT LIMITATIONS

The following investment limitations constitute fundamental policies of the Fund. Fundamental policies cannot be changed with respect to the Fund without the consent of the holders of a majority of the Fund's outstanding shares. The term "majority of the outstanding shares" means the vote of (i) 67% or more of the Fund's shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares, whichever is less.

The Fund may not:

1. Purchase securities of any issuer (except securities issued or guaranteed by the United States, its agencies or instrumentalities and repurchase agreements involving such securities) if as a result more than 5% of the total assets of the Fund would be invested in the securities of such issuer; provided, however, that the Fund may invest up to 25% of its total assets without regard to this restriction as permitted by applicable law.

2. Purchase any securities which would cause more than 25% of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities, repurchase agreements involving such securities or tax-exempt securities issued by governments or political subdivisions of governments. For purposes of this limitation, (i) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (ii) financial service companies will be classified according to the end users of their services, for example, automobile

9

finance, bank finance and diversified finance will each be considered a separate industry; and (iii) supranational entities will be considered to be a separate industry.

The foregoing percentages will apply at the time of the purchase of a security. Additional investment limitations are set forth in the Statement of Additional Information.

PERFORMANCE INFORMATION

From time to time, the Fund may advertise performance (total return and yield). These figures will be historical and are not intended to indicate future performance. The yield of the Fund refers to the annualized income generated by an investment in the Fund over a specified 30-day period. The yield is calculated by assuming that the income generated by the investment during that period is generated over one year and is shown as a percentage of the investment.

The total return of the Fund refers to the average compounded rate of return on a hypothetical investment, including any sales charge imposed, for designated time periods (including but not limited to, the period from which the Fund commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period and assuming the reinvestment of all dividend and capital gains distributions.

GENERAL PERFORMANCE INFORMATION

The performance of Trust Shares of the Trust will normally be higher than for Investor Shares and Flex Shares of the Trust because Investor Shares and Flex Shares are subject to distribution and certain transfer agent fees not charged to Trust Shares. The performance of Flex Shares in comparison to Investor Shares will vary depending upon investment time horizon.

The Fund may periodically compare its performance to other mutual funds tracked by mutual fund rating services, to broad groups of comparable mutual funds or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

PURCHASE OF FUND SHARES

Trust Shares of the Fund are sold primarily to financial institutions, including subsidiaries of SunTrust Banks, Inc. ("SunTrust"), for the investment of funds for which they act in a fiduciary, agency, investment advisory or custodial capacity. Individuals may not purchase Trust Shares directly, although individuals may be able to purchase Trust Shares through accounts maintained with financial institutions. Trust Shares are sold without a sales charge, although financial institutions may charge their customer accounts for services provided in connection with the purchase of shares. Financial institutions may impose an earlier cut-off time for receipt of purchase orders directed through them to allow for processing and transmittal of these orders to the Transfer Agent for effectiveness the same day. Information concerning these services and any charges will be provided to customers by the financial institutions. Trust Shares will be held of record by the financial institutions, although customers may have or be given the right to vote the shares depending upon the terms of their relationship with the financial institution. Confirmations of share purchases and redemptions will be sent to the financial institution as the shareholder of record.

Shares may be purchased on days on which the New York Stock Exchange is open for business ("business day").

A purchase order for the Fund will be effective as of the business day received by the Transfer

10

Agent if the Transfer Agent receives the order before 4:00 p.m. Eastern time and payment is received within one day. The purchase price of shares of the Fund is the net asset value next determined after a purchase order is effective plus any applicable sales charge (the "offering price"). The net asset value per share of the Fund is determined by dividing the total market value of the Fund's investments and other assets, less any liabilities, by the total outstanding shares of the Fund. Net asset value per share is determined daily as of the close of business of the New York Stock Exchange (currently 4:00 p.m. Eastern time) on any business day. Pursuant to guidelines established by the Trustees, the Trust may use a pricing service to provide market quotations or valuations for securities owned by the Fund. Purchases will be made in full and fractional shares of the Trust calculated to three decimal places.

The Trust reserves the right to reject a purchase order when the Distributor determines that it is not in the best interest of the Trust and/or Shareholder(s).

Neither the Trust's Transfer Agent nor the Trust will be responsible for any loss, liability, cost or expense for acting upon telephone or wire instructions reasonably believed to be genuine. The Trust maintains procedures, including identification methods and other means, for ascertaining the identity of callers and authenticity of instructions.

Shares of the Fund are offered only to residents of states in which the shares are eligible for purchase. Shareholders in certain states may be required to purchase shares through institutions registered as Broker/Dealers in such states.

Although the methodology and procedures for calculating the net asset value for Trust Shares are identical to those of Investor Shares and Flex Shares, the net asset value per share of the classes of the Fund may differ because of the distribution, service, and certain transfer agent expenses charged to Investor Shares and Flex Shares.

REDEMPTION OF FUND SHARES

An order to redeem shares must be transmitted to the transfer agent by the financial institution as the record owner of Trust Shares. Financial institutions may establish procedures for their customers to request redemption of Trust Shares held in their account with the financial institution. Customers should contact their financial institution for information concerning these procedures.

Redemption orders must be received by the Transfer Agent before 4:00 p.m. Eastern time on any business day to be effective that day. Redemption proceeds are normally remitted in federal funds wired to the record owner of the shares within one business day, but in no event more than seven days following the effective date of the order. No charge for wiring redemption payments is imposed by the Trust. Redemption orders are effected at the net asset value per share next determined after an order is effective.

The Trust intends to pay cash for all shares redeemed, but under abnormal conditions which make payment in cash unwise, payment may be made wholly or partly in liquid portfolio securities with a market value equal to the redemption price. In such circumstances, an investor may incur brokerage costs in converting such securities to cash.

DIVIDENDS AND DISTRIBUTIONS

Dividends are declared and paid annually by the Fund. The Fund's net realized capital gains (including net short-term capital gains) are

11

distributed at least annually. Net income for dividend purposes consists of (i) interest accrued and original issue discount earned on the Fund's assets, (ii) plus the amortization of market discount and minus the amortization of market premium on such assets, (iii) plus dividend or distribution income on such assets, (iv) less accrued expenses directly attributable to the Fund and the general expenses of the Trust prorated to the Fund on the basis of its relative net assets. Shareholders of record on the record date will be entitled to receive dividends.

The net asset value of Trust Shares of the Fund will be reduced by the amount of any dividend or distribution. Dividends and distributions are paid in the form of additional Trust Shares of the Fund unless the customer has elected prior to the date of distribution to receive payment in cash. Such election, or any revocation thereof, must be made in writing prior to the date of distribution to the Trust's transfer agent and will become effective with respect to dividends paid after its receipt. Dividends and distributions are paid within ten days of the end of the time period to which the dividend relates. Dividends and distributions payable to a Shareholder are paid in cash within ten business days after a Shareholder's complete redemption of its Trust Shares in the Fund.

The amount of dividends payable on Trust Shares will be more than the dividends payable on Investor Shares and Flex Shares because of the distribution and certain transfer agent expenses charged to Investor Shares and Flex Shares. The amount of dividends payable on Flex Shares generally will be less than the amount of dividends payable on Investor Shares due to the higher distribution and service expenses of Flex Shares.

TAX INFORMATION

The following summary of federal income tax consequences is based on current tax laws and regulations, which may be changed by legislative, judicial or administrative action. No attempt has been made to present a detailed explanation of the federal, state, or local income tax treatment of the Fund or its Shareholders. Shareholders are urged to consult their tax advisors regarding specific questions as to federal, state and local income taxes.

TAX STATUS OF THE FUND:

The Fund is treated as a separate entity for federal tax purposes and is not combined with the Trust's other Funds. The Fund intends to qualify for the special tax treatment afforded regulated investment companies by the Internal Revenue Code of 1986, as amended, (the "Code") so that it will be relieved of federal income tax on that part of its net investment income and net capital gains (the excess of long-term capital gains over net short-term capital loss) which is distributed to Shareholders. The Fund intends to make sufficient distributions prior to the end of each calendar year to avoid liability for federal excise tax.

TAX STATUS OF DISTRIBUTIONS:

The Fund will distribute substantially all of its net investment income (including, for this purpose, net short-term capital gains) to Shareholders. Dividends from net investment income paid by the Fund will be taxable to Shareholders as ordinary income whether received in cash or in additional shares. Dividends from net investment income will qualify for the dividends received deduction for corporate Shareholders only to the extent such

12

distributions are derived from dividends paid by domestic corporations. Any net capital gains will be distributed annually and will be taxed to Shareholders as long-term capital gains, regardless of how long the Shareholder has held shares and regardless of whether distributions are received in cash or in additional shares. For certain individual Shareholders, net long-term capital gains may be taxed at a lower rate than ordinary income. The Fund will make annual reports to Shareholders of the federal income tax status of all distributions. Dividends declared by the Fund in October, November or December of any year and payable to Shareholders of record on a date in that month will be deemed to have been paid by the Fund and received by the Shareholder on December 31 of that year, if paid by the Fund at any time during the following January.

Income derived by the Fund from obligations of foreign issuers may be subject to foreign withholding taxes. The Fund expects to elect to treat Shareholders as having paid their proportionate share of such foreign taxes.

Income received on direct U.S. obligations is exempt from tax at the state level when received directly by the Fund and may be exempt, depending on the state, when received by the Shareholder as income dividends from the Fund, provided certain state-specific conditions are satisfied. Not all states permit such income dividends to be tax exempt and some require that a certain minimum percentage of an investment company's income be derived from state tax-exempt interest. The Fund will inform Shareholders annually of the percentage of income and distributions derived from direct U.S. obligations. Shareholders should consult their tax advisors to determine whether any portion of the income dividends received from the Fund is considered tax-exempt in their particular state.

Sale, exchange or redemption of Fund shares is a taxable event to the Shareholder.

STI CLASSIC FUNDS INFORMATION

THE TRUST

The Trust was organized as a Massachusetts Business Trust under a Declaration of Trust dated January 15, 1992. The Declaration of Trust permits the Trust to offer separate portfolios of shares and different classes of each portfolio of shares. All consideration received by the Trust for shares of any portfolio of shares and all assets of such portfolio of shares belong to that portfolio of shares and would be subject to liabilities related thereto.

The Trust pays its expenses, including fees of its service providers, audit and legal expenses, expenses of preparing prospectuses, proxy solicitation material and reports to Shareholders, costs of custodial services and registering the shares under federal and state securities laws, pricing, insurance expenses, litigation and other extraordinary expenses, brokerage costs, interest charges, taxes and organization expenses.

BOARD OF TRUSTEES

The management and affairs of the Trust are supervised by the Trustees under the laws governing business trusts in the Commonwealth of Massachusetts. The Trustees have approved contracts under which, as described below, certain companies provide essential management services to the Trust.

13

INVESTMENT ADVISOR

The Advisor is an indirect wholly-owned subsidiary of SunTrust Banks, Inc. ("SunTrust"), a southeastern regional bank holding company with assets of $44.2 billion as of June 30, 1995. SunTrust ranks among the twenty largest U.S. banking companies. Its three principal subsidiaries -- SunTrust Banks of Florida, Inc., Suntrust Banks of Georgia, Inc. and SunTrust Banks of Tennessee -- provide a wide range of personal and corporate banking, trust, and investment services through more than 600 locations in the three-state area. Total discretionary assets under management with SunTrust Banks, Inc. equalled approximately $42 billion as of December 31, 1994.

STI Capital Management, N.A. ("STI Capital") serves as the Advisor to the Fund. As of June 30, 1995, STI Capital had discretionary management authority with respect to assets of approximately $11.1 billion. The principal business address of STI Capital is P.O. Box 3808, Orlando, FL 32802.

The Trust and the Advisor have entered into an advisory agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Advisor makes the investment decisions for the assets of the Fund and continuously reviews, supervises and administers the Fund's investment program. The Advisor discharges its responsibilities subject to the supervision of, and policies established by, the Trustees of the Trust. STI CLASSIC FUNDS ARE NOT DEPOSITS, ARE NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY, AND ARE NOT ENDORSED OR GUARANTEED BY AND DO NOT CONSTITUTE OBLIGATIONS OF SUNTRUST BANKS, INC. OR ANY OF ITS AFFILIATES. INVESTMENTS IN THE FUND INVOLVES RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. RETURNS AND PRINCIPAL VALUES WILL FLUCTUATE AND SHARES AT REDEMPTION MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THERE IS NO GUARANTEE THAT ANY STI CLASSIC FUND WILL ACHIEVE ITS INVESTMENT OBJECTIVE. With respect to the Fund, the Advisor may execute brokerage or other agency transactions through affiliates of the Advisor.

For the services provided and expenses incurred pursuant to the Investment Advisory Agreement, STI Capital is entitled to receive advisory fees computed daily and paid monthly at the annual rate of 1.25% of the average daily net assets of the Fund.

Although the advisory fee for the Fund is higher than advisory fees paid by other mutual funds, the Trust believes that the fee is comparable to the advisory fee paid by other mutual funds with similar investment objectives and policies. From time to time, the Advisor may waive (either voluntarily or pursuant to applicable state limitations) the advisory fee payable by the Fund. Currently, the Advisor has agreed to voluntary reductions in their respective fees in amounts necessary to maintain the total operating expenses at the amounts set forth in the Expense Summary. Voluntary reductions of fees may be terminated at anytime.

PORTFOLIO MANAGER

Mr. Dan Jaworski has been responsible for the day-to-day management of the Fund since its inception. Mr. Jaworski joined STI Capital in 1995. Prior to joining STI Capital, he managed international portfolios at Lazard Freres Asset Management from 1993 through 1994 and the Principal Financial Group from 1988 through 1993.

BANKING LAWS

Banking laws and regulations, including the Glass-Steagall Act as presently interpreted by

14

the Board of Governors of the Federal Reserve System, presently (a) prohibit a bank holding company registered under the Federal Bank Holding Company Act of 1956 or its affiliates from sponsoring, organizing, controlling, or distributing the shares of a registered, open-end investment company continuously engaged in the issuance of its shares, and generally prohibit banks from underwriting securities, but (b) do not prohibit such a bank holding company or affiliate or banks generally from acting as an investment advisor, transfer agent, or custodian to such an investment company or from purchasing shares of such a company as agent for and upon the order of a customer. The Advisor believes that it may perform the services for the Fund contemplated by its agreement described in this Prospectus without violation of applicable banking laws or regulations. However, future changes in legal requirements relating to the permissible activities of banks and their affiliates, as well as future interpretations of present requirements, could prevent the Advisor from continuing to perform services for the Fund. If the Advisor was prohibited from providing services to the Fund, the Board of Trustees would consider selecting other qualified firms. Any new investment advisory agreements would be subject to Shareholder approval.

If current restrictions preventing a bank or its affiliates from legally sponsoring, organizing, controlling, or distributing shares of an investment company were relaxed, the Advisor, or its affiliates, would consider the possibility of offering to perform additional services for the Fund. It is not possible, of course, to predict whether or in what form such legislation might be enacted or the terms upon which the Advisor, or such affiliates, might offer to provide such services.

In addition, state securities laws on that issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.

DISTRIBUTION

SEI Financial Services Company (the "Distributor"), a wholly-owned subsidiary of SEI Corporation ("SEI"), and the Trust are parties to a distribution agreement ("Distribution Agreement"). No compensation is paid to the Distributor for distribution services for the Trust Shares of the Fund. Trust Shares of the Fund are offered primarily to institutional investors, including affiliates and correspondents for the investment of funds in which they act in a fiduciary, agency or custodial capacity. It is possible that a financial institution may offer different classes of shares to its customers and thus receive different compensation with respect to different classes of shares.

The Fund may also execute brokerage or other agency transactions through the Distributor for which the Distributor receives compensation.

ADMINISTRATION

SEI Financial Management Corporation (the "Administrator"), a wholly-owned subsidiary of SEI, and the Trust are parties to an Administration Agreement (the "Administration Agreement"). Under the terms of the Administration Agreement, the Administrator provides the Trust with certain administrative services, other than investment advisory services, including regulatory reporting, all necessary office space, equipment, personnel, and facilities.

15

The Administrator is entitled to a fee, which is calculated daily and paid monthly, at an annual rate as follows:

AVERAGE AGGREGATE DAILY NET ASSETS                FEE
---------------------------------------------  ---------
$1 - $1 billion                                     .10%
over $1 billion to $5 billion                       .07%
over $5 billion to $8 billion                       .05%
over $8 billion to $10 billion                     .045%
over $10 billion                                    .04%

TRANSFER AGENT AND DIVIDEND
DISBURSING AGENT

Federated Services Company, Pittsburgh, PA is the Transfer Agent for the shares of the Trust and dividend disbursing agent for the Trust.

CUSTODIAN

SunTrust Bank, Atlanta, c/o STI Trust & Investment Operations, Inc., 303 Peachtree Street N.E., 14th Floor, Atlanta, GA 30308, serves as Custodian of the assets of each Fund of the Trust except the International Equity Index Fund and the International Equity Fund. The Bank of California, 475 Sansome Street, Suite 1200, San Francisco, CA 94111, serves as Custodian for the International Equity Index Fund. The Bank of New York, One Wall Street, New York, NY 10286, serves as Custodian for the International Equity Fund. Each Custodian holds cash, securities and other assets of the Trust as required by the Investment Company Act of 1940.

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP, Philadelphia, PA, serves as legal counsel to the Trust.

INDEPENDENT PUBLIC ACCOUNTANTS

The independent public accountants to the Trust are Arthur Andersen, LLP, Philadelphia, PA.

OTHER INFORMATION

VOTING RIGHTS

Each share held entitles the Shareholder of record to one vote. Each Fund or class of a Fund will vote separately on matters relating solely to that Fund or class. As a Massachusetts Business Trust, the Trust is not required to hold annual meetings of Shareholders but approval will be sought for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. In addition, a Trustee may be removed by the remaining Trustees or by Shareholders at a special meeting called upon written request of Shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested the Trust will provide appropriate assistance and information to the Shareholders requesting the meeting.

REPORTING

The Trust issues unaudited financial information semi-annually and audited financial statements annually. The Trust furnishes proxy statements and other reports to Shareholders of record.

SHAREHOLDER INQUIRIES

Shareholders may contact their local Trust and Investment Services office of SunTrust Bank, Inc.

DESCRIPTION OF PERMITTED INVESTMENTS

AMERICAN DEPOSITARY RECEIPTS ("ADRs") -- ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. ADRs may be available through "sponsored" or "unsponsored" facilities. A

16

sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the underlying security. Holders of unsponsored depositary receipts generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.

BANKERS' ACCEPTANCES -- Bankers' acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Bankers' acceptances are used by corporations to finance the shipment and storage of goods. Maturities are generally six months or less.

CERTIFICATES OF DEPOSIT-- Certificates of deposit are interest bearing instruments with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit with penalties for early withdrawal will be considered illiquid.

COMMERCIAL PAPER -- Commercial paper is a term used to describe unsecured short-term promissory notes issued by banks, municipalities, corporations and other entities. Maturities on these issues vary from a few to 270 days.

CONVERTIBLE SECURITIES -- Convertible securities are corporate securities that are exchangeable for a set number of another security at a prestated price. Convertible securities typically have characteristics similar to both fixed income and equity securities. Because of the conversion feature, the market value of a convertible security tends to move with the market value of the underlying stock. The value of a convertible security is also affected by prevailing interest rates, the credit quality of the issuer, and any call provisions.

CORPORATE DEBT OBLIGATIONS -- Debt instruments issued by corporations with maturities exceeding 270 days. Such instruments may include putable corporate bonds and zero coupon bonds.

CUSTODIAL RECEIPTS -- Interests in separately traded interest and principal component parts of U. S. Treasury obligations that are issued by banks or brokerage firms and are created by depositing U. S. Treasury obligations into a special account at custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Receipts include "Treasury Receipts" ("TR's"), "Treasury Investment Growth Receipts" ("TIGR's"), and "Certificates of Accrual on Treasury Securities" ("CATS"). TR's, TIGR's and CATS are sold as zero coupon securities. See "Zero Coupon Obligations."

EUROPEAN DEPOSITARY RECEIPTS ("EDRs") -- EDRs are securities, typically issued by a non-U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by either a U.S. or foreign issuer. EDRs may be available for investment through "sponsored" or "unsponsored" facilities. See "ADRs."

FORWARD FOREIGN CURRENCY CONTRACTS -- A forward foreign currency contract involves an obligation to purchase or sell a specific currency amount at a future date, agreed upon by the parties, at a price set at the time of the contract. The Fund may also enter into a contract to sell, for a fixed amount of U.S. dollars or other appropriate currency,

17

the amount of foreign currency approximating the value of some or all of the Fund's securities denominated in such foreign currency.

At the maturity of a forward contract, the Fund may either sell a portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader, obligating it to purchase, on the same maturity date, the same amount of the foreign currency. The Fund may realize a gain or loss from currency transactions.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS -- Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. The Fund may use futures contracts and related options for bona fide hedging purposes, to offset changes in the value of securities held or expected to be acquired, to minimize fluctuations in foreign currencies, or to gain exposure to a particular market or instrument. The Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures contracts which are traded on national futures exchanges.

Stock index futures are futures contracts for various stock indices that are traded on registered securities exchanges. A stock index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made.

There are risks associated with these activities, including the following: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates, (2) there may be an imperfect or no correlation between the changes in market value of the securities held by the Fund and the prices of futures and options on futures, (3) there may not be a liquid secondary market for a futures contract or option, (4) trading restrictions or limitations may be imposed by an exchange, and (5) government regulations may restrict trading in futures contracts and futures options.

ILLIQUID SECURITIES -- Illiquid securities are securities that cannot be disposed of within seven business days at approximately the price at which they are being carried on the Fund's books. An illiquid security includes a demand instrument with a demand notice period exceeding seven days, where there is no secondary market for such security, and repurchase agreements with durations (or maturities) over seven days in length.

OPTIONS ON CURRENCIES -- The Fund may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage the portfolio's exposure to changes in dollar exchange rates. Call options on foreign currency written by the Fund will be "covered," which means that the Fund will own an equal amount of the underlying foreign currency. With respect to put options on foreign currency written by the Fund, the Fund will establish a segregated account with its custodian bank consisting of cash, U.S. Government securities or other high grade liquid debt securities in an amount equal to the amount the Fund would be required to pay upon exercise of the put.

18

REPURCHASE AGREEMENTS -- Repurchase agreements are agreements by which the Fund obtains a security and simultaneously commits to return the security to the seller at an agreed upon price on an agreed upon date within a number of days from the date of purchase. The custodian will hold the security as collateral for the repurchase agreement. The Fund bears a risk of loss in the event the other party defaults on its obligations and the Fund is delayed or prevented from exercising its right to dispose of the collateral or if the Fund realizes a loss on the sale of the collateral. The Fund will enter into repurchase agreements only with financial institutions deemed to present minimal risk of bankruptcy during the term of the agreement based on established guidelines. Repurchase agreements are considered loans under the Investment Company Act of 1940.

RESTRICTED SECURITIES -- Restricted securities are securities that may not be sold freely to the public absent registration under the Securities Act of 1933 or an exemption from registration. Rule 144A securities are securities that have not been registered under the Securities Act of 1933, but which may be traded between certain institutional investors, including investment companies. The Trust's Board of Trustees is responsible for developing guidelines and procedures for determining the liquidity of restricted securities and monitoring the Advisors' implementation of the guidelines and procedures.

SECURITIES LENDING -- In order to generate additional income, the Fund may lend securities which it owns pursuant to agreements requiring that the loan be continuously secured by collateral consisting of cash, securities of the U.S. Government or its agencies equal to at least 100% of the market value of the securities lent. The Fund continues to receive interest on the securities lent while simultaneously earning interest on the investment of cash collateral. Collateral is marked to market daily. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially or become insolvent.

TIME DEPOSITS -- Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits are considered to be illiquid securities.

U.S. GOVERNMENT AGENCIES -- Obligations issued or guaranteed by agencies of the U.S. Government, including, among others, the Federal Farm Credit Bank, the Federal Housing Administration and the Small Business Administration, and obligations issued or guaranteed by instrumentalities of the U.S. Government, including, among others, the Federal Home Loan Mortgage Corporation, the Federal Land Banks and the U.S. Postal Service. Some of these securities are supported by the full faith and credit of the U.S. Treasury (e.g., Government National Mortgage Association), others are supported by the right of the issuer to borrow from the Treasury (e.g., Federal Farm Credit Bank), while still others are supported only by the credit of the instrumentality (e.g., Federal National Mortgage Association). Guarantees of principal by agencies or instrumentalities of the U.S. Government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of the Fund's shares.

19

U.S. TREASURY OBLIGATIONS -- U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the Federal book-entry system known as Separately Traded Registered Interest and Principal Securities ("STRIPS").

VARIABLE AND FLOATING RATE INSTRUMENTS -- Certain obligations may carry variable or floating rates of interest, and may involve a conditional or unconditional demand feature. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.

WARRANTS -- Instruments giving holders the right, but not the obligation, to buy shares of a company at a given price during a specified period.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES -- When-issued or delayed delivery basis transactions involve the purchase of an instrument with payment and delivery taking place in the future. Delivery of and payment for these securities may occur a month or more after the date of the purchase commitment. The Fund will maintain with the custodian a separate account with liquid high grade debt securities or cash in an amount at least equal to these commitments. The interest rate realized on these securities is fixed as of the purchase date and no interest accrues to the Fund before settlement. These securities are subject to market fluctuation due to changes in market interest rates and it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. Although a Fund generally purchases securities on a when-issued or forward commitment basis with the intention of actually acquiring securities for its portfolio, the Fund may dispose of a when-issued security or forward commitment prior to settlement if it deems appropriate.

ZERO COUPON OBLIGATIONS -- Zero coupon obligations are debt securities that do not bear any interest, but instead are issued at a deep discount from par. The value of a zero coupon obligation increases over time to reflect the interest accreted. Such obligations will not result in the payment of interest until maturity, and will have greater price volatility than similar securities that are issued at par and pay interest periodically.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

APPENDIX

I.  BOND RATINGS

*CORPORATE BONDS

The following are descriptions of Standard & Poor's Corporation ("S&P's") and Moody's Investors Service, Inc. ("Moody's") corporate bond ratings.

Bonds rated AAA have the highest rating S&P assigns to a debt obligation. Such a rating indicates an extremely strong capacity to pay principal and interest. Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

Bonds which are rated BBB are considered to be medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Debt rated BB, B, CCC, CC and C is regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

Bonds which are rated Aaa by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large, or an exceptionally stable, margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds rated Aa by Moody's are judged by Moody's to be of high quality by all standards. Together with bonds rated Aaa, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Debt rated Baa is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal and interest. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

II.  COMMERCIAL PAPER AND SHORT-TERM RATINGS

The following descriptions of commercial paper ratings have been published by S&P, Moody's, Fitch Investors Service, Inc. ("Fitch"), Duff and Phelps ("Duff") and IBCA Limited ("IBCA"), respectively.

Commercial paper rated A by S&P is regarded by S&P as having the greatest capacity for timely payment. Issues rated A are further refined by use of the numbers 1+ and 1. Issues rated A-1+ are those with an "overwhelming degree" of credit protection. Those rated A-1 reflect a "very strong" degree of safety regarding timely payment. Those rated A-2 reflect a safety regarding timely payment but not as high as A-1.

Commercial paper issues rated Prime-1 and Prime-2 by Moody's are judged by Moody's to have superior ability and strong ability for repayment, respectively.

The rating Fitch-1 (Highest Grade) is the highest commercial rating assigned by Fitch. Paper rated Fitch-1 is regarded as having the strongest degree of assurance for timely payment. The rating Fitch-2 (Very Good Grade) is the second highest commercial paper rating assigned by Fitch which reflects an assurance of timely payment only slightly less in degree than the strongest issues.

The rating Duff-1 is the highest commercial paper rating assigned by Duff. Paper rated Duff-1 is regarded as having very high certainty of timely payment with excellent liquidity factors which are supported by ample asset protection. Risk factors are minor. Paper rated Duff-2 is regarded as having good certainty of timely payment, good access to capital markets and sound liquidity factors and company fundamentals. Risk factors are small.

The designation A1 by IBCA indicates that the obligation is supported by a very strong capacity for timely repayment. Those obligations rated A1+ are supported by the highest capacity for timely repayment. Obligations rated A2 are supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

STI CLASSIC FUNDS ORGANIZATIONAL OVERVIEW



*     INVESTMENT ADVISOR

      STI Capital Management, N.A.         P.O. Box 3808
                                           Orlando, FL 32802

*     DISTRIBUTOR

      SEI Financial Services Company       680 E. Swedesford Road
                                           Wayne, PA 19087-1658

*     ADMINISTRATOR

      SEI Financial Management             680 E. Swedesford Road
      Corporation                          Wayne, PA 19087-1658

*     TRANSFER AGENT

      Federated Services Company           Federated Investors
                                           Tower
                                           Pittsburgh, PA
                                           15222-3779

*     CUSTODIAN

      SunTrust Bank, Atlanta               c/o STI Trust &
                                           Investment Operations,
                                           Inc.
                                           303 Peachtree Street
                                           N.E., 14th Floor
                                           Atlanta, GA 30308

      The Bank of California               475 Sansome Street
      (International Equity Index Fund     Suite 1200
      only)                                San Francisco, CA 94111

      The Bank of New York                 One Wall Street
      (International Equity Fund only)     New York, NY 10286

*     LEGAL COUNSEL

      Morgan, Lewis & Bockius LLP          2000 One Logan Square
                                           Philadelphia, PA 19103

*     INDEPENDENT AUDITORS

      Arthur Andersen, LLP                 1601 Market Street
                                           Philadelphia, PA 19103

100525 / 10-95

                                  DISTRIBUTOR

                             SEI Financial Services
                                    Company

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                                   PROSPECTUS

                                  TRUST SHARES

                           INTERNATIONAL EQUITY FUND

                               INVESTMENT ADVISOR

                          STI CAPITAL MANAGEMENT, N.A.
                                OCTOBER 31, 1995

                            [STI Classic Funds LOGO]

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                               STI CLASSIC FUNDS

                           International Equity Fund
                                 Trust Shares

     Supplement dated January 2, 1996 to Prospectus dated October 31, 1995



     This Supplement provides new and additional information beyond that contained in the prospectus and should be retained and read in conjunction with such prospectus.

     Effective January 2, 1996, the International Equity Fund began offering its Investor Shares and Flex Shares to the public.



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                PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE